Restricted Net Assets	12 Months Ended
May 31, 2011
Restricted Net Assets
Restricted Net Assets
22.	RESTRICTED NET ASSETS

Relevant PRC statutory laws and regulations permit the payment of dividends by the Group's PRC VIE and subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, PRC laws and regulations require that annual appropriations of 10% of after-tax income should be set aside as a reserve prior to the payment of dividends. As a result of these PRC laws and regulations, the Group's PRC VIE and subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. Restricted net assets totaled approximately US$203,991 as of May 31, 2010 and US$285,792 as of May 31, 2011.